Exhibit 99.1

Investor Presentation October 2019

October 2019 2 Forward Looking Statements Statements included herein, including statements regarding Sutter Rock's beliefs, expectations, intentions or strategies for the future, may constitute "forward - looking statements" . Sutter Rock cautions you that forward - looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements . All forward - looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward - looking statements . Risk factors, cautionary statements and other conditions which could cause Sutter Rock's actual results to differ from management's current expectations are contained in Sutter Rock's filings with the Securities and Exchange Commission . Sutter Rock undertakes no obligation to update any forward - looking statement to reflect events or circumstances that may arise after the date of this press release . Certain information discussed in this presentation (including information relating to portfolio companies) was derived from third - party sources and has not been independently verified . SSSS makes no representation or warranty with respect to this information . The following slides contain summaries of certain financial and statistical information about SSSS . The information contained in this presentation is summary information intended to be considered in connection with review of our SEC filings and other public announcements we may make, by press release or otherwise, from time to time . We undertake no duty or obligation to publicly update or revise the information contained in this presentation unless required to do so by law . In addition, information related to past performance, while it may be helpful as an evaluative tool, is not indicative of future results, the achievement of which cannot be assured . You should not view the past performance of SSSS or any of its portfolio companies, or information about the market, as indicative of SSSS’ or any of its portfolio companies’ future results . The performance data stated herein may have been due to extraordinary market or other conditions, which may not be duplicated in the future . Current performance may be lower or higher than the performance data quoted . This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of SSSS .

Sutter Rock Capital Overview

Overview

- Sutter Rock Capital, formerly GSV Capital, is a Nasdaq-listed BDC (NASDAQ:SSSS) designed to provide access to leading, institutionally and VC-backed private companies such as Palantir, Coursera, and Nextdoor
- Driven by fundamental structural changes in the IPO market, dramatic growth and value creation are increasingly taking place in the private marketplace. As a liquid, publicly traded stock, SSSS is a unique vehicle that enables public investors to access this attractive asset class

Fast Facts

~$250M Assets Under Management[(1)]

~$200M FMV of Portfolio Investments[(1)]

25 Portfolio Companies

~69% of Portfolio "B Round" or Later (Growth Focus)

$10-$15M Initial Investment Size

Key Investment Themes[(2)]


FinTech & Services
Social & Mobile
Education
Big Data & Cloud
Marketplaces

Sutter Rock's Top 5 positions account for approximately **55%** of the total investment portfolio at fair value, excluding treasuries, as of 09/30/19

SUTTER ROCK CAPITAL

(1) *Estimates as of September 30, 2019. Final numbers subject to change.*
(2) *Estimates as of September 30, 2019. "Sustainability" investment theme accounts for estimated 0.4% of Total Portfolio at Fair Value as of September 30, 2019.*

3 October 2019

October 2019 4 Connecting Investors with Opportunity (1) Q3 2019 New Investment. Access Opportunity  Institutional investors must manage the complexity of companies’ capital structure in private markets (e.g., Preferences, Ratchets and Waterfalls)  Non - accredited investors have limited access to the private market  Difficult to obtain company approval for private transactions  Relative lack of research coverage for emerging private companies (1) Premier Private Companies Growth Investors Access Capital

$9.99 $10.46 $10.58 $9.89 $10.75 $10.75 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 October 2019 5 3rd Quarter 2019 Projected NAV Estimated NAV Range of $11.15 – $11.40 $11.15 - 11.40

October 2019 6 Select Current & Previous Portfolio Companies Current Sutter Rock Portfolio Company (1) (1) (1) Q3 2019 New Investment.

Targeted Approach on Late-Stage Companies

- Sutter Rock has been successful investing in late-stage companies and monetizing investments via IPO.

2U Chegg Dropbox Spotify

- Sutter Rock will continue to invest alongside top VCs including Andreessen Horowitz, Benchmark, IVP, Kleiner Perkins, and Sequoia Capital

	Lime	Nextdoor
Investment Size	$10.0M	$10.0M
Top-Tier Management Team	✓	✓
Late Stage	✓	✓
High Growth	✓	✓
Top VCs	Andreessen Horowitz, GV, Alphabet, Fidelity, GIC, Coatue, Fifth Wall, GGV Capital	Benchmark, KPCB, Tiger, Meritech, Redpoint, GV, Spark Capital, DAG, Greylock

Source: Pitchbook, Company Materials

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October 2019

October 2019 Investment Activity: Lime Q1 2019 Source: McKinsey’s “ Micromobility’s 15,000 - Mile Checkup” (January 2019), Lime company materials. Note: Company statistics as of time of investment. Lime Overview • Sutter Rock Investment : $ 10 . 0 M • Lime has already completed more than 50 M trips • Riders in more than 80 cities around the globe are now able to locate nearby Lime scooters and bikes directly from Google Maps, with estimated costs and arrival times visible next to each vehicle • 34 % of riders report an annual income of $ 50 , 000 or less, making Lime the choice for easy and affordable accessibility Micro - Mobility Market • Stakeholders have invested more than $ 5 . 7 B in micro - mobility start - ups since 2015 • McKinsey estimates that e - scooters can be breakeven in less than four months • 2030 E United States market potential : $ 200 - $ 300 B • 2030 E Europe market potential : $ 100 - $ 15 B • 2030 E China market potential : $ 30 B - $ 50 B Investment Thesis • As market leader, Lime has accumulated a strong data set that has allowed them to run large - scale operations effectively in many different market types • Lime has partnered with select cities to shape policies around scooter safety and congestion • Founders Brad Bao and Toby Sun are an elite management team, with top - tier experience Select Investors 8

October 2019 Investment Activity: Nextdoor Q4 2018 Nextdoor Overview • Sutter Rock Investment : $ 10 . 0 M • Raised $ 123 M in its May 2019 Series F financing round, which valued the company at $ 2 . 1 B, and raised an additional $ 47 M in a second close during Q 3 2019 • Co - founded in 2010 by Nirav Tolia . Nirav transitioned from the position but remains in an active role at Nextdoor . Sarah Friar, former CFO at Square, has stepped in as CEO • Already has market penetration in over 247 , 000 neighborhoods across the US, UK, Germany, Sweden, Denmark, France, Italy, Spain, the Netherlands, and Australia CEO Sarah Friar’s Background • Sarah Friar was a key operational leader and CFO at Square • She had joined Square in 2012 . Under Sarah’s leadership, Square launched its IPO in 2015 and added $ 30 B in market capitalization • Friar is regarded among the top executives in Silicon Valley • Serves on the Boards of Slack and Walmart • Prior to Square, Friar was the VP of Finance at Salesforce and began her career as an analyst at Goldman Sachs Investment Thesis • “Hyper - Local” model allows Nextdoor to penetrate neighborhoods and towns through strong network effects • “Hyper - Local” nature of the business allows Nextdoor to have a unique monetization strategy through targeted ads and “classified ads” • Nextdoor has exhibited strong growth with a large market opportunity Select Investors 9 Source: Nextdoor company materials, Crunchbase. Note: Company statistics as of time of investment.

Investment Activity: GreenAcreage & Treehouse In Q3 2019, Sutter Rock closed $7.5M investments in each of GreenAcreage and Treehouse • GreenAcreage has a 20+ property, ~$150M+ pipeline of real estate properties with Acreage, with ROFO on new properties • Acreage has operations in 20 states and entered into an agreement with Canopy Growth (backed by Constellation Brands) that allows them the right to acquire Acreage when cannabis becomes federally legal • Treehouse has a $306M current portfolio & pipeline, with ROFOs with MedMen and Ascend Green Acreage Treehouse ($ in billions) Opportunity Summary • Commercial banks and traditional lenders currently will not lend directly to the cannabis industry, yet there is a significant need for capital by operators as they look to expand • Each operator requires a cultivation facility in each jurisdiction it operates in • Long - term, triple net leases yield 9 - 13% on retail properties and 12 - 15% on industrial properties • U.S. spending on cannabis is projected to surpass $20 billion by 2022 Investment Rent Breakdown by Type Cap Rate $ % $ % MedMen 12.5% 125.2 40.9% 15.7 43.6% Ascend 11.8% 123.0 40.2% 14.5 40.4% Others 10.0% 57.8 18.9% 5.8 16.1% Total Portfolio & Pipeline 306.0 100.0% 36.0 100.0% Global Cannabis Industry Total Addressable Market $17.0 $31.0 22% 16% 17% 18% 19% 20% 21% 22% 0 5 10 15 20 25 30 35 2019 2022 October 2019 10 Source: Ladenburg, Thalmann & Co. Inc. Research Report on Innovative Industrial Properties Inc (NYSE: IIPR). Note: Company statistics as of time of investment.

October 2019 11 Highlighted Portfolio Companies  Sutter Rock Position : $ 16 . 0 M (1)  Sutter Rock Cost Basis : $ 5 . 0 M  Provides an online learning platform on which students and educators can access over 30 million course - specific practice problems, study guides, videos, and class notes o Offers learning materials for both university - specific classes and general subject matter  Has been recognized as of the 2017 Technology Fast 500 by Deloitte and named a 2018 Best Place to Work in the Bay Area by the San Francisco Business Times and Silicon Valley Business Journal  Has raised $ 19 M in venture funding to date  Sutter Rock Position : $ 8 . 5 M (1)  Sutter Rock Cost Basis : $ 5 . 0 M  Expert, at - home delivery having partnerships with AT&T, Google, Sonos , and others  Raised $ 150 M in its May 2019 Series C financing round from LCH Partners, L Catterton’s consumer technology platform, at an undisclosed valuation o Riverwood Capital, TriplePoint Venture Growth, and University Growth Fund also participated in the round o The funds will be used in part to fuel Enjoy’s expansion to the U . K .  Has raised $ 373 M in venture funding to date  Sutter Rock Position : $ 34 . 8 M (1)  Sutter Rock Cost Basis : $ 14 . 5 M  Coursera is capitalizing on the convergence of increasing global education demand with new technology fundamentals that enable people to learn anytime, anywhere  Raised $ 103 M in its Series E financing round, which valued the company at $ 1 . 56 B (2) led by SEEK Group o New Enterprise Associates, Australia Future Fund, and Times Bridge also participated in the round o The funds afford Coursera the resources to continue international expansion and to accelerate the development of its learning platform  Has raised $ 333 M in venture funding to date (1) Estimates as of September 30, 2019. Final numbers subject to change. (2) According to Pitchbook

Shareholder Initiatives

1. **July 1, 2017:** Enter into new $12M Credit Facility
2. **August 8, 2017:** Announce $5M discretionary share repurchase
3. **November 7, 2017:** Expand share repurchase program to $10M
4. **December 15, 2017:** Commence Tender of 5.25% Notes
5. **February 1, 2018:** Announce Management Fee Waiver Agreement(1)
   February 2, 2018: Forfeited $5.0M of accrued incentive fee(1)
6. **May 3, 2018:** Expand share repurchase program to $15M
7. **November 7, 2018:** Expand share repurchase program to $20M
8. **March 14, 2019:** Internalization announced
9. **July 31, 2019:** Rebranding to Sutter Rock Capital (NASDAQ:SSSS) announced
10. **August 7, 2019:** Expand share repurchase program to $25M

To date, Sutter Rock has repurchased 3,167,484 shares (approximately $20M) under the share repurchase program since its inception in August 2017



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3/31/2017
6/30/2017
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12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
6/30/2019
9/30/2019
SSSS
NAV
NASDAQ

Note: Market Data as of 10/08/19.

(1) The Waiver Agreement is effective February 1, 2018 and changes the fee structure set forth in the Investment Advisory Agreement by: (i) reducing the Company's base management fee from 2.00% to 1.75%; and (ii) creating certain high-water marks that must be reached before any incentive fee is paid to GSV Asset Management. In addition to the foregoing changes to the fee structure, GSV Asset Management also agreed to a one-time forfeiture of $5.0 million of previously accrued but unpaid incentive fees.

(2) Reflects bottom end ($11.15 per share) of publicly stated preliminary Q3 2019 NAV range.

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October 2019